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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 31, 2004
                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            NEVADA                                               33-0852923
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                     0-27915
                            (Commission File Number)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 31, 2004, Genius Products, Inc. (the "Company") received notice from Peter H. Schlessel that he is resigning from the Board of Directors effective December 31, 2004, citing personal reasons. There was no disagreement between the Company and Mr. Schlessel related to Company operations, policies or practices.

ITEM 8.01   OTHER EVENTS.

         On January 6, 2005, Genius Products issued a press release announcing Mr. Schlessel's resignation from the Board of Directors as described above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Press release regarding Mr. Schlessel's resignation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENIUS PRODUCTS, INC.

Date:  January 6, 2005                  By: /s/ Klaus Moeller
                                            ------------------------------------
                                            Klaus Moeller
                                            Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION
-------        -----------

99.1           Press release regarding Mr. Schlessel's resignation.




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